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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which he may deem necessary or advisable to enable Newmont Mining Corporation to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Newmont Mining Corporation) to the Annual Report on Form 10-K of Newmont Mining Corporation for the fiscal year ended December 31, 1997 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 18th day of March, 1998.

         SIGNATURES                              TITLE
         ----------                              -----

         /s/ Ruldolph I. J. Agnew
         ------------------------------          Director
         Ruldolph I. J. Agnew

         /s/ J. P. Bolduc
         ------------------------------          Director
         J. P. Bolduc

         /s/ Ronald C. Cambre
         ------------------------------          Chairman, President and Chief
         Ronald C. Cambre                        Executive Officer and Director
                                                 (Principal Executive Officer)
         /s/ Joseph P. Flannery
         ------------------------------          Director
         Joseph P. Flannery

         /s/ Donald W. Gentry
         ------------------------------          Director
         Donald W. Gentry

         /s/ Leo I. Higdon, Jr.
         ------------------------------          Director
         Leo I. Higdon, Jr.

         /s/ Thomas A. Holmes
         ------------------------------          Director
         Thomas A. Holmes

         /s/ Patrick M. James
         ------------------------------          Director
         Patrick M. James

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         /s/ George B. Munroe
         ------------------------------          Director
         George B. Munroe

         /s/ Robin A. Plumbridge
         ------------------------------          Director
         Robin A. Plumbridge

         /s/ Moeen A. Qureshi
         ------------------------------          Director
         Moeen A. Qureshi

         /s/ Michael K. Reilly
         ------------------------------          Director
         Michael K. Reilly

         /s/ William I. M. Turner, Jr.
         ------------------------------          Director
         William I. M. Turner, Jr.

         /s/ Wayne W. Murdy
         ------------------------------          Executive Vice President and
         Wayne W. Murdy                          Chief Financial Officer
                                                 (Principal Financial Officer)
         /s/ Linda K. Wheeler
         ------------------------------          Controller (Principal
         Linda K. Wheeler                        Accounting Officer)